UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2009

SCM Microsystems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Oskar-Messter-Str. 13, Ismaning, Germany,		85737
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+49 89 95 95 5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 17, 2009 SCM Microsystems, Inc. (“SCM”) and Hirsch Electronics Corporation, a California corporation (“Hirsch”) issued a joint press release announcing that SCM’s Registration Statement on Form S-4 (the “Registration Statement”) was declared effective by the Securities and Exchange Commission on February 13, 2009.  SCM also announced that a special meeting of its stockholders to consider a proposal to approve the issuance of shares of SCM common stock and warrants to purchase shares of SCM commons tock in connection with the proposed transaction has been scheduled for Monday, March 23, 2009.  The board of directors of SCM previously set the close of business on February 11, 2009 as the record date for determining stockholders who will be entitled to receive notice of, and vote at, the special meeting.  Hirsch will hold a special meeting of its shareholders on Wednesday, March 11, 2009, to consider a proposal to approve the proposed transaction.  The board of directors of Hirsch previously set the close of business on February 10, 2009 as the record date for determining shareholders who will be entitled to receive notice of, and vote at, the special meeting.  SCM and Hirsch each expect to begin mailing the joint proxy statement/information statement and prospectus on or about February 18, 2009 to their respective eligible securityholders.

A copy of the press release issued by SCM and Hirsch announcing the effectiveness of the Registration Statement and respective special stockholders meetings is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These include, without limitation, our statements contained above regarding the anticipated mailing date of the joint proxy statement/information statement and prospectus and the closing date of the merger and other statements that are not historical facts.  These statements involve risks and uncertainties that could cause actual results and events to differ materially, including the possibility that the closing of the merger may be delayed, or that the merger may not close.  For a discussion of further risks and uncertainties related to SCM’s business, please refer to our public company reports and the Risk Factors enumerated therein, including our Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent reports, including our Quarterly Report on Form 10-Q for the period ended September 30, 2008, filed with the SEC.  SCM undertakes no duty to update any forward-looking statement to reflect any change in SCM’s expectations or any change in events, conditions or circumstances on which any such statements are based.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed transaction SCM filed a registration statement on Form S-4 containing a joint proxy statement/information statement and prospectus for stockholders of SCM and shareholders of Hirsch, which the SEC declared effective on February 13, 2009.

SECURITYHOLDERS OF SCM AND HIRSCH ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/INFORMATION STATEMENT AND PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Stockholders of SCM and shareholders of Hirsch may obtain a copy of the joint proxy statement/information statement and prospectus, as well as SCM’s other filings, without charge, at the SEC's Internet site (http://www.sec.gov).  Copies of the joint proxy statement/information statement and prospectus can also be obtained, without charge, from the SCM corporate website at www.scmmicro.com, or by directing a request to SCM’s Investor Relations Department.

SCM Microsystems and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SCM in connection with the proposed transaction.  Information about SCM’s directors and executive officers is available in the joint proxy statement/information statement and prospectus and other materials referred to in the joint proxy statement/information statement and prospectus.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits
Exhibit	Description
99.1	Press Release issued on February 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.

February 17, 2009	By:	/s/ Stephan Rohaly
Stephan Rohaly
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by SCM on February 17, 2009